Dreyfus Insured Municipal Bond Fund, Inc.

ANNUAL REPORT
April 30, 1999

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                   THE FUND
-------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              7     Statement of Investments

                             13     Statement of Assets and Liabilities

                             14     Statement of Operations

                             15     Statement of Changes in Net Assets

                             16     Financial Highlights

                             17     Notes to Financial Statements

                             21     Report of Independent Auditors

                             22     Important Tax Information

                                    FOR MORE INFORMATION
--------------------------------------------------------

                                    Back Cover

                                                  The Fund
                         Dreyfus Insured Municipal
                                   Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Insured Municipal Bond Fund, Inc., covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Joseph Darcy.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices for U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Insured Municipal Bond Fund, Inc.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 13, 1999

                                                                  The Fund





DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Insured Municipal Bond Fund, Inc. perform?

The Fund produced a 6.80% total return over the 12-month period ended April 30, 1999,1 compared to a total return of 6.05% for the average of the Lipper Insured Municipal Debt Funds category. 2

We attribute the Fund's strong relative performance to its unwavering focus on credit quality. The Fund invests primarily in municipal bonds that have been insured by a Dreyfus-approved third-party insurer.3 We attribute the Fund's good absolute performance to our conservative investment approach in a generally positive environment for municipal bonds.

What is the Fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical from a diversified portfolio of insured municipal bonds. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, maturity, the creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the portfolio's average duration--a measure of sensitivity to changes in interest rates--in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about

                                                                      The Fund 3
seven years, which is consistent with the Fund's benchmark, the Lehman Brothers Municipal Bond Index.

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable term tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for municipal bonds.

In addition, because of strong economic conditions throughout the country, many states and municipalities have had less need to borrow. As a result, fewer tax-exempt bonds were issued than in the same period one year ago. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This imbalance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply. Even after the yield differences between taxable and tax-exempt bonds widened, however, long-term municipal bonds continued to provide more than 90% of the yield of U.S. Treasury bonds, a historically high percentage.

What is the Fund's current strategy?


We continue to search for the most attractive values in the municipal bond market. We have found such values, in our opinion, in bonds issued by states such as New York and California that have relatively high state income tax rates. What's more, we have focused on the underlying creditworthiness of the issues we hold. Because the difference in yields between the debt of highly regarded issuers and those having limited market acceptance have been so narrow by historical standards, we see little reason to impair the liquidity of our holdings by using weaker underlying issues.

As of April 30, the portfolio's 7.53-year average duration was positioned at the short end of the neutral range. In our view, this position should enable us to capture higher yields if long-term rates rise as the global economy gains strength. We also intend to remain vigilant in our efforts to identify tactical opportunities in anticipation of any supply-and-demand imbalances. We expect these strategies to help us to continue to maximize returns for our shareholders.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
  Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

2 Source: Lipper Analytical Services, Inc.

3 Insurance on portfolio securities does not extend to Fund shares, nor to the value of portfolio securities.


                                                                      The Fund 5

FUND PERFORMANCE

[INSERT GRAPH]

$21,615 Lehman Brothers Municipal Bond Index*

$19,089 Dreyfus Insured Municipal Bond Fund, Inc.

Comparison of change in value of $10,000 investment in the Fund and the Lehman Brothers Municipal Bond Index

--------------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99
                           1 Year            5 Years         10 Years
--------------------------------------------------------------------------------
Fund                        6.80%             6.04%            6.68%

* Source: Lehman Brothers

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Insured Municipal Bond Fund (the "Fund") on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. The Fund invests primarily in municipal securities which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The Fund's performance shown in the line graph takes into account fees and expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall; however, the bonds in the Index generally are not insured. The Index also does not take into account charges, fees and other expenses. All of these factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report. Neither Fund shares nor the market value of its portfolio securities are insured.

STATEMENT OF INVESTMENTS
April 30, 1999

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments--98.7%                Amount ($)      Value ($)
--------------------------------------------------------------------------------
California--8.6%

Los Angeles County Metropolitan
  Transportation Authority, Sales Tax Revenue
  6%, 7/1/2020 (Insured; MBIA)
  (Prerefunded 7/1/2006)a                            3,865,000       4,393,539
San Francisco City and County Airports Commission,
  International Airport Revenue
  6.10%, 5/1/2025 (Insured; FGIC)
  (Prerefunded 5/1/2004)a                            8,240,000       9,198,230
San Joaquin Hills Transportation Corridor Agency,
  Toll Road Revenue, Refunding
  Zero Coupon, 1/15/2031 (Insured; MBIA)            10,000,000       1,901,000

Colorado--1.5%

E-470 Public Highway Authority, Revenue, Refunding
  Zero Coupon, 9/1/2016 (Insured; MBIA)              6,550,000       2,745,040

Delaware--3.6%

Delaware Economic Development Authority, Revenue:
  Gas Facilities (Delmarva Power & Light)
    7.30%, 7/1/2021 (Insured; FGIC)                  1,000,000       1,084,560
  Water (United Water Delaware Inc., Project)
    6.20%, 6/1/2025 (Insured; AMBAC)                 5,000,000       5,463,950

District of Columbia--2.4%

District of Columbia, Revenue,
  Refunding (Howard University)
  5.75%, 10/1/2013 (Insured; MBIA)                   4,130,000       4,422,734

Florida--5.1%

Florida Housing Finance Agency, SFMR, Refunding
  6.65%, 7/1/2026 (Insured; MBIA)                      750,000         802,763
Gulf Breeze, Revenue (Capital Funding)
  4.50%, 10/1/2027 (Insured; MBIA)                   7,500,000       6,791,775
Lee County, Solid Waste System Revenue
  7%, 10/1/2011 (Insured; MBIA)                      1,420,000       1,539,266

Georgia--.6%

Douglasville Water and Sewer Authority,
  Water and Sewer Revenue
  4.50%, 6/1/2023 (Insured; FGIC)                    1,250,000       1,142,563

Illinois--4.9%

Chicago O'Hare International Airport,
  Special Facility Revenue, Refunding
  (International Terminal)
  6.50%, 1/1/2018 (Insured; FGIC)                    1,750,000       1,782,043

                                                                      The Fund 7

--------------------------------------------------------------------------------
                                                     Principal
Long-Term Municipal Investments (continued)          Amount ($)      Value ($)
--------------------------------------------------------------------------------
Illinois (continued)
Metropolitan Pier and Exposition Authority,
  Dedicated State Tax Revenue
  (McCormick Place Expansion Project)
  6.50%, 6/15/2027 (Insured; FGIC)                   6,375,000       7,066,687

Kansas--2.9%

Wyandotte County, Unified Government
  Utilities System Revenue, Refunding and
  Improvement 4.50%,09/01/2028 (Insured; MBIA)       5,650,000       5,172,745

Kentucky--2.6%

Louisville and Jefferson County Metropolitan
  Sewer District, Sewer and Drain System Revenue,
  Refunding 6.25%, 5/15/2026 (Insured; MBIA)        4,200,000        4,665,066

Massachusetts--2.7%

Massachusetts Education Loan Authority,
  Education Loan Revenue:
    7.60%, 1/1/2003 (Insured; MBIA)                   600,000          626,382
    7.65%, 1/1/2004 (Insured; MBIA)                   690,000          720,546
Massachusetts Health and Educational
  Facilities Authority,
  Revenue (Brandeis University) 4.75%, 10/1/2028
  (Insured; MBIA)                                   1,600,000        1,493,184
Massachusetts Housing Finance Agency,
  Housing Revenue (Rental-Mortgage)
  6.50%, 7/1/2025 (Insured; AMBAC)                  1,000,000        1,076,290
Massachusetts Port Authority,
  Special Facilities Revenue (US Air Project)
  5.75%, 9/1/2016 (Insured; MBIA)                   1,000,000        1,063,150

Michigan--.9%

Michigan Housing Development Authority,
  LOR (Greenwood Villa Project)
  6.50%, 9/15/2007 (Insured; FSA)                   1,500,000        1,610,955

Montana--1.3%

Forsyth, PCR, Refunding
  (Puget Sound, Power & Light Co.)
  7.25%, 8/1/2021 (Insured; AMBAC)                  2,250,000        2,435,153

Nevada--2.0%

Reno, HR (Saint Mary's Hospital)
  7.75%, 7/1/2015 (Insured; BIGI)
  (Prerefunded 1/1/2000) (a)                        1,285,000        1,347,091
Washoe County, Gas Facilities Revenue
  (Sierra Pacific Power Co. Project)
  6.70%, 11/1/2032 (Insured; MBIA)                  2,000,000        2,187,980

--------------------------------------------------------------------------------
                                                     Principal
Long-Term Municipal Investments (continued)          Amount ($)      Value ($)
--------------------------------------------------------------------------------
New Jersey--5.9%

New Jersey Economic Development Authority,
  PCR (Public Service Electric & Gas Co.)
  6.40%, 5/1/2032 (Insured; MBIA)                   7,600,000        8,414,492
New Jersey Health Care Facilities
  Financing Authority, Revenue, Refunding
  (Jersey Shore Medical Center)
  6.25%, 7/1/2021 (Insured; AMBAC)                    100,000          110,575
New Jersey Housing and Mortgage Finance Agency,
  Revenue: Home Buyer 6.20%, 10/1/2025
    (Insured; MBIA)                                 1,995,000        2,107,219

New York--22.1%

Albany Airport Authority, Airport Revenue
  5.375%, 12/15/2017 (Insured; FSA)                 1,250,000        1,282,500
Buffalo Municipal Water Finance Authority,
  Water System Revenue, Refunding
  5%, 7/1/2017 (Insured; FGIC)                      3,795,000        3,788,017
New York City Transitional Financing
  Authority, Revenue
  5%, 11/15/2015 (Insured; FGIC)                    2,485,000        2,510,720
New York State Dormitory Authority, Revenue:
  (Beth Israel Medical Center) 6%, 11/1/2015
    (Insured; MBIA)                                 8,395,000        9,092,541
  (Mount Sinai Medical School) 5.15%, 7/1/2024
    (Insured; MBIA)                                 3,000,000        3,066,000
  (State University Athletic Facility)
    5.25%, 7/1/2018 (Insured; MBIA)                 2,000,000        2,041,400
  Refunding (Siena College)
    5.70%, 7/1/2017 (Insured; MBIA)                 3,585,000        3,838,675
New York State Energy, Research and
  Development Authority, Facilities Revenue
  (Con Edison Co. New York, Inc.)
  6.375%, 12/1/2027 (Insured; MBIA)                 3,000,000        3,190,830
New York State Local Government
  Assistance Corporation, Refunding
  5%, 4/1/2011 (Insured; FGIC)                      2,580,000        2,667,307
New York State Medical Care Facilities
  Finance Agency, Revenue (Long-Term Healthcare)
  6.50%, 11/1/2015 (Insured; FSA)                   4,655,000        5,102,439
Port Authority of New York and
  New Jersey, Refunding
  4.25%,10/1/2026                                   2,500,000        2,182,975
St. Lawrence County Industrial Development Agency,
  Civic Facility Revenue (Lawrence
  University Project)
  5.50%, 7/1/2013 (Insured; MBIA)                   1,135,000        1,211,601

                                                                      The Fund 9

--------------------------------------------------------------------------------
                                                     Principal
Long-Term Municipal Investments (continued)          Amount ($)      Value ($)
--------------------------------------------------------------------------------
North Dakota--2.1%

Mercer County, PCR, Refunding
  (Montana-Dakota Utilities Co. Project)
  6.65%, 6/1/2022 (Insured; FGIC)                   3,500,000       3,821,615

Pennsylvania--2.9%

Beaver County Industrial Development Authority,
  PCR, Refunding
  (Ohio Edison Co./Mansfield)
  7%, 6/1/2021 (Insured; FGIC)                       3,000,000       3,232,500
Chester County Health and Educational
  Facilities Authority, Health System Revenue
  (Jefferson Health System)
  5.125%, 5/15/2018 (Insured; AMBAC)                 2,000,000       1,983,140

Rhode Island--2.6%
Rhode Island Housing and Mortgage Finance Corp., SFMR
  9.30%, 7/1/2004 (Insured; FGIC)                       15,000          15,024
Rhode Island Port Authority and
  Economic Development Corp.,
  Airport Revenue 6.625%, 7/1/2024 (Insured; FSA)    4,250,000       4,741,088

South Carolina--1.0%

Charleston, Waterworks and Sewer Revenue,
  Refunding (Capital Improvement)
  4.50%, 1/1/2024 (Insured; FGIC)                    2,000,000       1,818,160

Tennessee--.6%

Metropolitan Government, Nashville and
  Davidson County, Water and
  Sewer Revenue, Refunding
  5.20%, 1/1/2013 (Insured; FGIC)                    1,000,000       1,056,670

Texas--3.7%

Brazos River Authority, PCR, Refunding
  (Texas Utilities Electric Co. Project)
  6.625%, 6/1/2022 (Insured; FGIC)                   5,500,000       5,967,940
Brownsville Housing Finance Corp., SFMR
  (Mortgage-Multiple Originators and Services)
  9.625%, 12/1/2011 (Insured; FGIC)                    640,000         650,342

Virginia--7.5%

Richmond Metropolitan Authority,
  Expressway Revenue, Refunding:
    5.25%, 7/15/2017 (Insured; FGIC)                 2,925,000       3,063,382
    5.25%, 7/15/2022 (Insured; FGIC)                 2,600,000       2,697,578

--------------------------------------------------------------------------------
                                                     Principal
Long-Term Municipal Investments (continued)          Amount ($)      Value ($)
--------------------------------------------------------------------------------
Virginia (continued)
Virginia College Building Authority,
  Educational Facilities Revenue
  (Washington and Lee University)
  5.25%, 1/1/2026 (Insured; MBIA)                    7,500,000       7,768,350

Washington--9.5%

King County, Sewer Revenue 6.125%, 1/1/2033
  (Insured; MBIA)                                    5,000,000       5,495,550
Washington, MFMR:
  (Gilman Meadows Project) 7.40%, 1/1/2030
    (Insured; FSA)                                   3,000,000       3,338,609
  (Mallard Cove Project 1)
    7.40%, 1/1/2030 (Insured; FSA)                     800,000         890,295
  (Mallard Cove Project 2) 7.40%, 1/1/2030
    (Insured; FSA)                                   2,700,000       3,004,748
Yakima-Tieton Irrigation District, Revenue,
  Refunding 6.20%, 6/1/2019 (Insured; FSA)           4,000,000       4,370,359

West Virginia--1.7%

West Virginia, 6.50% 11/1/2026 (Insured; FGIC)       2,600,000       3,071,587
Total Long-Term Municipal Investments
  (cost $168,228,831)                                              178,326,920
--------------------------------------------------------------------------------
Short-Term Municipal Investments--.7%
Massachusetts;
Massachusetts Health and Educational
  Facilities Authority, Revenue, VRDN
  4.15% (Insured; MBIA) (b) (cost $1,200,000)        1,200,000       1,200,000
--------------------------------------------------------------------------------
Total Investments (cost $169,428,831)                     99.4%    179,526,920

Cash and Receivables (Net)                                  .6%      1,076,556

Net Assets                                               100.0%    180,603,476
--------------------------------------------------------------------------------

                                                                     The Fund 11

Summary of Abbreviations

AMBAC     American Municipal Bond          MBIA     Municipal Bond Investors
            Assurance Corporation                      Assurance Insurance
BIGI      Bond Investors                               Corporation
            Guaranty Insurance             MFMR     Multi-Family
FGIC      Financial Guaranty                           Mortgage Revenue
            Insurance Company              PCR      Pollution Control Revenue
FSA       Financial Security Assurance     SFMR     Single Family
HR        Hospital Revenue                             Mortgage Revenue
LOR       Limited Obligation Revenue       VRDN     Variable Rate Demand Notes

--------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch             or      Moody's   or    Standard & Poor's          Value %
--------------------------------------------------------------------------------
AAA                       Aaa             AAA                           99.3
F-1                       MIG1/P1         SP1/A1                          .7
                                                                       100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Securities payable on demand. Variable interest rate-subject to periodic change.
c At April 30, 1999, 46.9% of the Fund's net assets are insured by MBIA and 30.0% are insured by FGIC. See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999


--------------------------------------------------------------------------------
                                                            Cost      Value ($)
--------------------------------------------------------------------------------
Assets ($):
Investments in securities
  --See Statement of Investments                     169,428,831    179,526,920
Interest receivable                                                   3,454,025
Receivable for investment securities sold                             3,087,118
Prepaid expenses                                                         17,497
                                                                    186,085,560
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                           116,752
Due to Distributor                                                        4,428
Cash overdrafts due to Custodian                                      2,431,076
Payable for investment securities purchased                           2,879,746
Accrued expenses                                                         50,082
                                                                      5,482,084
--------------------------------------------------------------------------------
Net Assets ($)                                                      180,603,476
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                     170,757,599
Accumulated net realized gain (loss) on investments                    (252,212)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             10,098,089
--------------------------------------------------------------------------------
Net Assets ($)                                                      180,603,476
--------------------------------------------------------------------------------
Shares Outstanding
(300 million shares of $.01 par value Common Stock authorized)        9,902,357
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share--Note 3(d) ($)   18.24

See notes to financial statements.


                                                                     The Fund 13

STATEMENT OF OPERATIONS
Year Ended April 30, 1999

--------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------
Income:
Interest Income                                                      10,162,382
Expenses:
Management fee--Note 3(a)                                             1,119,293
Shareholder servicing costs--Note 3(b)                                  480,995
Professional fees                                                        48,477
Directors' fees and expenses--Note 3(c)                                  35,293
Registration fees                                                        32,188
Custodian fees                                                           18,891
Prospectus and shareholders' reports--Note 3(b)                          16,339
Loan commitment fees--Note 2                                                683
Miscellaneous                                                            13,026
Total Expenses                                                        1,765,185
Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (178,837)
Net Expenses                                                          1,586,348
Investment Income--Net                                                8,576,034
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                               1,605,218
Net unrealized appreciation (depreciation) on investments             2,176,440
Net Realized and Unrealized Gain (Loss) on Investments                3,781,658
Net Increase in Net Assets Resulting From Operations                 12,357,692

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                               ---------------------------------
                                                     1999                  1998
--------------------------------------------------------------------------------
Operations ($):

Investment income--net                          8,576,034             9,301,806
Net realized gain (loss) on investments         1,605,218             3,232,483
Net unrealized appreciation (depreciation)
  on investments                                2,176,440             3,408,483
Net Increase (Decrease) in Net Assets
  Resulting from Operatons                     12,357,692            15,942,772
--------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                         (8,576,034)           (9,301,806)
--------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                  37,949,044            72,586,101
Dividends reinvested                            5,758,276             6,094,336
Cost of shares redeemed                       (53,321,793)          (91,356,721)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                   (9,614,473)          (12,676,284)
Total Increase (Decrease) in Net Assets        (5,832,815)           (6,035,318)
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                           186,436,291           192,471,609
End of Period                                 180,603,476           186,436,291
--------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                     2,072,158             4,071,401
Shares issued for dividends reinvested            314,254               339,966
Shares redeemed                                (2,913,873)           (5,100,142)
Net Increase (Decrease) in Shares Outstanding    (527,461)             (688,775)

See notes to financial statements.


                                                                     The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

----------------------------------------------------------------------------------------
                                                        Year Ended April 30,
                                           ---------------------------------------------
                                             1999      1998     1997      1996     1995
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        17.88     17.31    17.13     17.25    17.46
Investment Operations:
Investment income--net                        .84       .85      .87       .91      .94
Net realized and unrealized gain (loss)
  on investments                              .36       .57      .18      (.11)    (.21)
Total from Investment Operations             1.20      1.42     1.05       .80      .73
Distributions:
Dividends from investment income--net        (.84)     (.85)    (.87)     (.92)    (.94)
Net asset value, end of period              18.24     17.88    17.31     17.13    17.25
----------------------------------------------------------------------------------------
Total Return (%)                             6.80      8.31     6.24      4.58     4.36
----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       .85       .85      .80       .85      .94
Ratio of net investment income
  to average net assets                      4.60      4.76     5.03      5.14     5.49
Decrease reflected in above expense ratios
  due to undertakings by the Manager          .10       .10      .17       .09       --
Portfolio Turnover Rate                     32.27     64.38    93.39     82.86    41.19
----------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)     180,603   186,436  192,472   208,388  220,398

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Insured Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and

                                                                     The Fund 17
recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $14,238 for the period ended April 30, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $252,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1999. If not applied, the carryover expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1999, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. However, the Manager had undertaken from May 1, 1998 through April 30, 1999 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .85 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $178,837 during the period ended April 30, 1999.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also sep-

                                                                     The Fund 19
arately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended April 30, 1999, the Fund was charged $379,306 pursuant to the Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $70,981 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares fifteen days following the date of issuance, including redemptions made through the use of the Fund Exchange privilege. During the period ended April 30, 1999, redemption fees amounted to $16,356.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999, amounted to $58,400,283 and $67,990,164, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $10,098,089, consisting of $10,399,181 gross unrealized appreciation and $301,092 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Insured Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Insured Municipal Bond Fund, Inc., including the statement of investments, as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Insured Municipal Bond Fund, Inc. at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                 ERNST & YOUNG LLP

New York, New York
May 28, 1999

                                                                     The Fund 21

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 1999 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

For More Information


Dreyfus Insured Municipal
Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:
By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com


Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(C) 1999 Dreyfus Service Corporation 306AR994